Exhibit 4(nn)

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL X

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL X (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Laurel A. Holschuh and Barbara S. Brett, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital X.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ James P. Lawler

	Name:	James P. Lawler
	Title:	Vice President

/s/ Laurel A. Holschuh

Laurel A. Holschuh, as Trustee

/s/ Barbara S. Brett

Barbara S. Brett, as Trustee

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL XI

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL XI (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Richard D. Levy and Saturnino S. Fanlo, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital XI.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ Kathleen A. Pedelini

	Name:	Kathleen A. Pedelini
	Title:	Financial Services Officer

/s/ Richard D. Levy

Richard D. Levy, as Trustee

/s/ Saturnino S. Fanlo

Saturnino S. Fanlo, as Trustee

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL XII

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL XII (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Richard D. Levy and Saturnino S. Fanlo, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital XII.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ Kathleen A. Pedelini

	Name:	Kathleen A. Pedelini
	Title:	Financial Services Officer

/s/ Richard D. Levy

Richard D. Levy, as Trustee

/s/ Saturnino S. Fanlo

Saturnino S. Fanlo, as Trustee

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL XIII

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL XIII (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Richard D. Levy and Saturnino S. Fanlo, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital XIII.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ Kathleen A. Pedelini

	Name:	Kathleen A. Pedelini
	Title:	Financial Services Officer

/s/ Richard D. Levy

Richard D. Levy, as Trustee

/s/ Saturnino S. Fanlo

Saturnino S. Fanlo, as Trustee